Exhibit 32.1
Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Lawrence B. Prior III, the President and Chief Executive Officer of CSRA Inc. (the “Company”), hereby certify, that, to my knowledge:
1.The Quarterly Report on Form 10-Q for the period ended October 2, 2015 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CSRA INC.

Date:	December 3, 2015	/s/ Lawrence B. Prior III
Name: Lawrence B. Prior III
Title: President and Chief Executive Officer